SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    AMENDED
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    January 10, 1997
                                                    ------------------


                              Megatech Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Massachusetts                 0-9643               04-2461059
----------------------------      ------------        -------------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number:        Identification No.)


  555 Woburn Street, Tewksbury, Massachusetts               01876
-----------------------------------------------       ------------------
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:     (508) 937-9600
                                                      ------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


                             MEGATECH CORPORATION

                                   AMENDED
                                   FORM 8-K

Item 1.  Changes in Control of Registrant.

               Not Applicable


Item 2.  Acquisition or Disposition of Assets.

               Not Applicable


Item 3.  Bankruptcy or Receivership.

               Not Applicable


Item 4.  Changes in Registrant's Certifying Accountants.

         (a) On January 2, 1997, the Registrant appointed the accounting firm of Sullivan Bille, P.C. as independent accountants for the year ended December 31, 1996 to replace Gordon Harrington & Osborn, P.C., effective with such appointment. Gordan, Harrington & Osborn, P.C. declined to stand for re-election due to the amount of the audit fees for the year ended December 31, 1996. The Registrant's Board of Directors approved the selection of Sullivan Bille, P.C. as new independent accountants upon the recommendation of the Registrant's management. Management has not consulted with Sullivan Bille, P.C. on any accounting, auditing or reporting matter.

         (b) During the two most recent fiscal years and the subsequent interim period December 31, 1995 through January 2, 1997, there have been no disagreements with Gordon, Harrington & Osborn, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         (c) Gordon, Harrington & Osborn, P.C.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The Registrant has provided Gordon, Harrington & Osborn, P.C. with a copy of this disclosure and has requested that Gordon, Harrington & Osborn, P.C. furnish it with a letter addressed to the SEC stating whether it agreed with the above statements. (A copy of Gordon, Harrington & Osborn, P.C.'s letter to the SEC is filed as Exhibit 16 to the Amended
               Form 8-K).

Item 5.  Other Events.

               Not Applicable


Item 6.  Resignation of Registrant's Directors.

               Not Applicable


Item 7.  Financial Statements and Exhibits.

               Not Applicable


Item 8.  Change in Fiscal Year.

               Not Applicable


Item 9.  Sale of Equity Securities Pursuant to Regulation S.

               Not Applicable



                                    EXHIBITS


No.                        Description                             Page
---                        -----------                             ----

16       Letter from former principal accountant regarding         4
         concurrence with statements made by Registrant in
         Item 4.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                Megatech Corporation
                                    -------------------------------------------
                                                    (Registrant)

Dated:  January 10, 1997                      /s/  VAHAN V. BASMAJIAN
       ------------------           -------------------------------------------
                                    Vahan V. Basmajian, President and Treasurer